Exhibit 99.1

CONFIDENTIAL

SkyAI to Commence $3.00 Per Share/Warrant Tender Offer and File Offer Materials with the SEC After Market Close on October 15, 2026

SkyAI will commence a cash tender offer on October 15, 2026 for up to 95% of its outstanding shares, pre-funded warrants and strategic advisor warrants at $3.00 per share or warrant

SkyAI holds approximately $204.6M in cash and approximately 210,000 locked SOL as of October 14, 2026, and expects to hold no SOL once the Offer is completed

NEW YORK – October 14, 2026 — SkyAI, Inc. (Nasdaq: SKYA) (“SkyAI” or the “Company”) today announced that it will commence its tender offer (the “Offer”) on October 15, 2026, when it files a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission (the “SEC”) after the market closes. The Company also provided an update on its net asset position.

On October 11, 2026, the Company announced its intention to purchase up to 95% of each class of its outstanding common stock, cash pre-funded warrants, cryptocurrency pre-funded warrants, and strategic advisor warrants at a purchase price of $3.00 per share or warrant in cash (the “Purchase Price”). The Purchase Price represents a 65% premium to SKYA’s closing share price on October 9, 2026, the business day prior to the announcement of the Company’s intention to undertake the Offer, and a premium of over 100% to its 60-day volume-weighted average price as of that date.

As of October 14, 2026, the Company holds approximately $204.6 million in cash and approximately 210,000 locked SOL. Over the last few days, the Company sold a combination of liquid and locked SOL at an average price of $107.51 per SOL, net of fees, with sales spread out between BitGo, Anchorage and Coinbase. The Company intends to continue selling its remaining SOL holdings. Based on the Company’s current cash and SOL holdings, the Purchase Price of $3.00 represents a market net asset value (“mNAV”) multiple of approximately 0.95x.1

The Offer will expire at one minute after 11:59 p.m., New York City time, on October 29, 2026, unless extended or earlier terminated. The Offer is subject to the conditions described in the Offer to Purchase, including the minimum condition for each class. The Company expects to hold no SOL following completion of the Offer.

Holders of cash pre-funded warrants, cryptocurrency pre-funded warrants and the strategic advisor warrants who wish to participate in the Offer do not need to exercise their warrants into common stock first. They may tender their warrants directly into the Offer at a purchase price of $3.00 per warrant, under the procedures set forth in the Offer to Purchase, dated October 15, 2026, the related Letter of Transmittal and the other tender offer materials (the “Offer Materials”) that the Company will file with the SEC as exhibits to its Schedule TO. The Offer Materials will contain important information about the terms and conditions of the Offer.

Holders whose shares are held through a broker, dealer, commercial bank, trust company or other nominee should contact that nominee for instructions on how to tender. Questions and requests for assistance, or for additional copies of the Offer Materials, may be directed to MacKenzie Partners, Inc., the information agent for the Offer, at (800) 322-2885 or (212) 929-5500, or by email at tenderoffer@mackenziepartners.com.

1 mNAV is the Purchase Price of $3.00 multiplied by approximately 70.6M shares of common stock, cash pre-funded warrants, cryptocurrency pre-funded warrants and strategic advisor warrants outstanding, divided by the Company’s net cash and digital assets. Net cash and digital assets is comprised of cash of approximately $204.6M, plus approximately 210,000 locked SOL valued at a 10% discount to a market price of $103 per SOL, all as of October 14, 2026.

CONFIDENTIAL

Additional Information Regarding the Offer

The Offer described above has not yet commenced and may not commence. This communication is not an offer to buy nor a solicitation of an offer to sell any securities of the Company. Any solicitation and offer to buy shares, cash pre-funded warrants, cryptocurrency pre-funded warrants and strategic advisor warrants will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that the Company intends to file with the Securities and Exchange Commission. If applicable, once filed, investors will be able to obtain a free copy of these materials and all other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.skyai.co. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE, INCLUDING THE OFFER MATERIALS OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE OFFER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES, CASH PRE-FUNDED WARRANTS, CRYPTOCURRENCY PRE-FUNDED WARRANTS AND STRATEGIC ADVISOR WARRANTS INTO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.

About SkyAI

SkyAI, Inc. (Nasdaq: SKYA) is building a financial platform that will combine stablecoin rails on Solana with AI. For additional information, please visit www.skyai.co.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this release other than statements of historical fact are forward-looking statements, including statements regarding the Offer, including its timing, terms, funding and completion, the Company’s strategy and product roadmap and the potential opportunities such initiatives may create. Forward-looking statements are based on current expectations, assumptions, and beliefs, and involve risks and uncertainties that could cause actual results to differ materially.

Risks and uncertainties that could cause results to differ from expectations include: (i) uncertainties as to the timing and terms of the Offer; (ii) the risk that the Offer may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of the Company’s shareholders and/or warrant holders tendering their shares or warrants in the Offer; (iv) the possibility that any or all of the various conditions to the consummation of the Offer, including the minimum condition for each class, may not be satisfied or waived; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Offer; (vi) the effect of the announcement or pendency of the Offer on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its operating results and business generally or the trading market for its common stock; (vii) risks related to the Offer diverting management’s attention from the Company’s ongoing business operations; (viii) the risk that shareholder litigation in connection with the Offer may result in significant costs of defense, indemnification and liability; (ix) the Company’s ability to achieve the benefits contemplated by the Offer; and (x) risks and uncertainties pertaining to the Company’s business, including the price of SOL, the Company’s ability to sell SOL at acceptable prices to fund the Offer and the risks and uncertainties detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its other filings with the SEC, as well as the Offer Materials to be filed by the Company in connection with the Offer.

Forward-looking statements speak only as of the date of this press release. The Company undertakes no obligation to update or revise these statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Contact

Media Contact

Edelman Smithfield

SkyAI@edelmansmithfield.com

Information Agent and Depositary Agent

MacKenzie Partners, Inc.

(800) 322-2885 or (212) 929-5500

tenderoffer@mackenziepartners.com